Accounts Receivable-Third Parties	12 Months Ended
Dec. 31, 2020
Accounts Receivable-Third Parties
Accounts Receivable-Third Parties

7. Accounts Receivable—Third Parties

Accounts receivable from contracts with customers, net of allowance for credit losses, consisted of the following:

	December 31,
	2020	2019

	(in US$’000)
Accounts receivable, gross	46,743	41,426
Allowance for credit losses	(95)	(16)
Accounts receivable, net	46,648	41,410

Substantially all accounts receivable are denominated in RMB, US$ and HK$ and are due within one year from the end of the reporting periods. The carrying values of accounts receivable approximate their fair values due to their short-term maturities.

Movements on the allowance for credit losses:

	2020	2019	2018

	(in US$’000)
As at January 1	16	41	258
Increase in allowance for credit losses	95	16	21
Decrease in allowance due to subsequent collection	(18)	(41)	(223)
Write-off	—	—	(1)
Exchange difference	2	—	(14)
As at December 31	95	16	41